UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

AMERICAN NATIONAL BANKSHARES INC.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	0-12820 (Commission File Number)	54-1284688 (I.R.S. Employer Identification No.)
628 Main Street, Danville, Virginia 24541 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (434) 792-5111

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	AMNB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2022, American National Bankshares Inc. (the “Company”) and its wholly-owned subsidiary bank, American National Bank and Trust Company (the “Bank”), entered into amended and restated employment agreements, effective as of January 1, 2022, with (i) Jeffrey V. Haley, President and Chief Executive Officer of the Company and the Bank, that supersedes and replaces his prior employment agreement, dated March 2, 2015, with the Company, (ii) Jeffrey W. Farrar, Executive Vice President, Chief Operating Officer and Chief Financial Officer of the Company and the Bank, that supersedes and replaces his prior employment agreement, dated August 5, 2019, with the Company, and (iii) Edward C. Martin, Executive Vice President and Chief Administrative Officer of the Company and the Bank, that supersedes and replaces his prior employment agreement, dated September 21, 2016, with the Bank.

Amended and Restated Employment Agreement with Jeffrey V. Haley

Mr. Haley’s amended and restated employment agreement has an initial term of three years from its effective date, January 1, 2022, and expires on December 31, 2024, provided that on and after January 1, 2023, the term of the agreement will be automatically extended on a daily basis by one day so that there will always be at least two years remaining in the term of the agreement upon such extension. The Company may give Mr. Haley notice of nonrenewal of his agreement at any time on or after January 1, 2023 and the agreement will terminate two years after the date of such notice. The  agreement will automatically terminate on the first day of the month immediately following the month in which Mr. Haley turns 67.

Mr. Haley is entitled to receive an annual base salary of not less than $575,000 plus cash bonuses and equity-based awards in such amounts as may be determined by the Company’s compensation committee or board of directors in accordance with the terms and conditions of the applicable short-term and long-term cash and equity incentive plans in effect for senior executives of the Company.  Any incentive-based compensation or award that Mr. Haley receives will be subject to clawback by the Company as may be required by applicable law or, if applicable, any stock exchange listing requirement and on such basis as the Company determines. During his employment, Mr. Haley is expected to maintain a level of share ownership of the Company’s common stock in accordance with  guidelines established by the Company.

If the Company terminates Mr. Haley’s employment without “Cause” or if he terminates his employment for “Good Reason” (each as defined in the agreement), the Company will pay Mr. Haley any accrued but unpaid salary, bonus and benefits to which he is entitled as of the date of termination.  In addition, subject to Mr. Haley’s  execution of a general release of claims, the Company will make a lump sum payment to him in an amount equal to the product of (x) his “Total Annual Compensation” (as defined in the agreement) divided by 12 times (y) the number of months remaining between the date of termination and the last day of the then-current term of the agreement, including pro-rated credit for any partial month.  Pursuant to the agreement, “Total Annual Compensation” means the sum of (1) Mr. Haley’s base salary in effect on the date of termination, (2) the greater of Mr. Haley’s maximum annual bonus opportunity for the year in which his employment terminates and the annual bonus earned for the most recently completed calendar year, (3) the grant date value of any equity awards granted to Mr. Haley over the 12 months immediately prior to the date of termination (the “prior 12 months”), (4) any tax-qualified or non-tax qualified plan contributions or allocations made on Mr. Haley’s behalf over the prior 12 months, and (5) the value of any perquisites and other benefits, including the employer portion of benefit premiums, paid or made available to Mr. Haley or on his behalf over the prior 12 months. Upon termination of employment, Mr. Haley will be subject to certain noncompetition and nonsolicitation restrictions for 12 months.

If a “Change in Control” (as defined in the agreement) of the Company occurs and Mr. Haley’s employment is terminated by him for Good Reason or by the Company on account of its failure to renew the agreement or without Cause, in each case within 24 months following the Change in Control, Mr. Haley will be entitled to receive, subject to his execution of a general release of claims, a lump sum payment equal to the sum of: (i) any earned but unpaid incentive or bonus compensation with respect to any completed calendar year; (ii) a pro-rated cash bonus amount based on Mr. Haley’s prior year’s cash bonus amount; (iii) any other benefits or awards which, pursuant to the terms of any plans, policies or programs of the Company, have been earned or become payable but which have not been paid to Mr. Haley; and (iv) an amount equal to either (A) 2.99 times Mr. Haley’s Total Annual Compensation, or (B) if his employment terminates between his 65th birthday and the date Mr. Haley  attains his U.S. Social Security Administration normal retirement age, the product of (x) Mr. Haley’s Total Annual Compensation divided by 12 times (y) the number of months remaining between the date of termination and the date Mr. Haley attains his U.S. Social Security Administration normal retirement age, including pro-rated credit for any partial month.  For the purposes of calculating Mr. Haley’s Total Annual Compensation in connection with a Change in Control termination, the base salary used will be that in effect on the date of termination of employment or, if higher, immediately prior to the Change in Control, and the term “prior 12 months” will refer to such period immediately before the date of the Change in Control. The agreement also provides that the severance payments and benefits to which Mr. Haley may be entitled in connection with a Change in Control will be reduced to the amount that does not trigger the excise tax under Section 4999 of the Internal Revenue Code of 1986. No reduction, however, will be made and Mr. Haley will be responsible for all excise and other taxes if his after-tax position with no cutback exceeds his after-tax position with a cutback by more than 5%.

A copy of Mr. Haley’s amended and restated employment agreement is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Amended and Restated Employment Agreement with Jeffrey W. Farrar

Mr. Farrar’s amended and restated employment agreement has an initial term of two years from its effective date, January 1, 2022, and expires on December 31, 2023, provided that on and after January 1, 2023, the term of the agreement will be automatically extended on a daily basis by one day so that there will always be at least one year remaining in the term of the agreement upon such extension.  The Company may give Mr. Farrar notice of nonrenewal of his agreement at any time on or after January 1, 2023 and the agreement will terminate one year after the date of such notice. The  agreement will automatically terminate on the first day of the month immediately following the month in which Mr. Farrar turns 67.

Mr. Farrar is entitled to receive an annual base salary of not less than $364,000 plus cash bonuses and equity-based awards in such amounts as may be determined by the Company’s compensation committee or board of directors in accordance with the terms and conditions of the applicable short-term and long-term cash and equity incentive plans in effect for senior executives of the Company.  Any incentive-based compensation or award that Mr. Farrar receives will be subject to clawback by the Company as may be required by applicable law or, if applicable, any stock exchange listing requirement and on such basis as the Company determines. During his employment, Mr. Farrar is expected to maintain a level of share ownership of the Company’s common stock in accordance with  guidelines established by the Company.

If the Company terminates Mr. Farrar’s employment without “Cause” or if he terminates his employment for “Good Reason” (each as defined in the agreement), the Company will pay Mr. Farrar any accrued but unpaid salary, bonus and benefits to which he is entitled as of the date of termination.  In addition, subject to Mr. Farrar’s  execution of a general release of claims, the Company will make a lump sum payment to him in an amount equal to the product of (x) his “Total Annual Compensation” (as defined in the agreement) divided by 12 times (y) the number of months remaining between the date of termination and the last day of the then-current term of the agreement, including pro-rated credit for any partial month.  Pursuant to the agreement, “Total Annual Compensation” means the sum of (1) Mr. Farrar’s base salary in effect on the date of termination, (2) the greater of Mr. Farrar’s maximum annual bonus opportunity for the year in which his employment terminates and the annual bonus earned for the most recently completed calendar year, (3) the grant date value of any equity awards granted to Mr. Farrar over the 12 months immediately prior to the date of termination (the “prior 12 months”), (4) any tax-qualified or non-tax qualified plan contributions or allocations made on Mr. Farrar’s behalf over the prior 12 months, and (5) the value of any perquisites and other benefits, including the employer portion of benefit premiums, paid or made available to Mr. Farrar or on his behalf over the prior 12 months.  Upon termination of employment, Mr. Farrar will be subject to certain noncompetition and nonsolicitation restrictions for six months and 12 months, respectively.

If a “Change in Control” (as defined in the agreement) of the Company occurs and Mr. Farrar’s employment is terminated by him for Good Reason or by the Company on account of its failure to renew the agreement or without Cause, in each case within 24 months following the Change in Control, Mr. Farrar will be entitled to receive, subject to his execution of a general release of claims, a lump sum payment equal to the sum of: (i) any earned but unpaid incentive or bonus compensation with respect to any completed calendar year; (ii) a pro-rated cash bonus amount based on Mr. Farrar’s prior year’s cash bonus amount; (iii) any other benefits or awards which, pursuant to the terms of any plans, policies or programs of the Company, have been earned or become payable but which have not been paid to Mr. Farrar; and (iv) an amount equal to the product of (x) Mr. Farrar’s Total Annual Compensation divided by 12 times (y) the lesser of 24 or the number of months remaining between the date of termination and the date Mr. Farrar attains his U.S. Social Security Administration normal retirement age, including pro-rated credit for any partial month.  For the purposes of calculating Mr. Farrar’s Total Annual Compensation in connection with a Change in Control termination, the base salary used will be that in effect on the date of termination of employment or, if higher, immediately prior to the Change in Control, and the term “prior 12 months” will refer to such period immediately before the date of the Change in Control. The agreement also provides that the severance payments and benefits to which Mr. Farrar may be entitled in connection with a Change in Control will be reduced to the amount that does not trigger the excise tax under Section 4999 of the Internal Revenue Code of 1986. No reduction, however, will be made and Mr. Farrar will be responsible for all excise and other taxes if his after-tax position with no cutback exceeds his after-tax position with a cutback by more than 5%.

A copy of Mr. Farrar’s amended and restated employment agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference.

Amended and Restated Employment Agreement with Edward C. Martin

Mr. Martin’s amended and restated employment agreement has an initial term of two years from its effective date, January 1, 2022, and expires on December 31, 2023, provided that on and after January 1, 2023, the term of the agreement will be automatically extended on a daily basis by one day so that there will always be at least one year remaining in the term of the agreement upon such extension.  The Company may give Mr. Martin notice of nonrenewal of his agreement at any time on or after January 1, 2023 and the agreement will terminate one year after the date of such notice. The  agreement will automatically terminate on the first day of the month immediately following the month in which Mr. Martin turns 67.

Mr. Martin is entitled to receive an annual base salary of not less than $330,000 plus cash bonuses and equity-based awards in such amounts as may be determined by the Company’s compensation committee or board of directors in accordance with the terms and conditions of the applicable short-term and long-term cash and equity incentive plans in effect for senior executives of the Company.  Any incentive-based compensation or award that Mr. Martin receives will be subject to clawback by the Company as may be required by applicable law or, if applicable, any stock exchange listing requirement and on such basis as the Company determines. During his employment, Mr. Martin is expected to maintain a level of share ownership of the Company’s common stock in accordance with  guidelines established by the Company.

If the Company terminates Mr. Martin’s employment without “Cause” or if he terminates his employment for “Good Reason” (each as defined in the agreement), the Company will pay Mr. Martin any accrued but unpaid salary, bonus and benefits to which he is entitled as of the date of termination.  In addition, subject to Mr. Martin’s  execution of a general release of claims, the Company will make a lump sum payment to him in an amount equal to the product of (x) his “Total Annual Compensation” (as defined in the agreement) divided by 12 times (y) the number of months remaining between the date of termination and the last day of the then-current term of the agreement, including pro-rated credit for any partial month.  Pursuant to the agreement, “Total Annual Compensation” means the sum of (1) Mr. Martin’s base salary in effect on the date of termination, (2) the greater of Mr. Martin’s maximum annual bonus opportunity for the year in which his employment terminates and the annual bonus earned for the most recently completed calendar year, (3) the grant date value of any equity awards granted to Mr. Martin over the 12 months immediately prior to the date of termination (the “prior 12 months”), (4) any tax-qualified or non-tax qualified plan contributions or allocations made on Mr. Martin’s behalf over the prior 12 months, and (5) the value of any perquisites and other benefits, including the employer portion of benefit premiums, paid or made available to Mr. Martin or on his behalf over the prior 12 months. Upon termination of employment, Mr. Martin will be subject to certain noncompetition and nonsolicitation restrictions for six months and 12 months, respectively.

If a “Change in Control” (as defined in the agreement) of the Company occurs and Mr. Martin’s employment is terminated by him for Good Reason or by the Company on account of its failure to renew the agreement or without Cause, in each case within 24 months following the Change in Control, Mr. Martin will be entitled to receive, subject to his execution of a general release of claims, a lump sum payment equal to the sum of: (i) any earned but unpaid incentive or bonus compensation with respect to any completed calendar year; (ii) a pro-rated cash bonus amount based on Mr. Martin’s prior year’s cash bonus amount; (iii) any other benefits or awards which, pursuant to the terms of any plans, policies or programs of the Company, have been earned or become payable but which have not been paid to Mr. Martin; and (iv) an amount equal to the product of (x) Mr. Martin’s Total Annual Compensation divided by 12 times (y) the lesser of 24 or the number of months remaining between the date of termination and the date Mr. Martin attains his U.S. Social Security Administration normal retirement age, including pro-rated credit for any partial month.  For the purposes of calculating Mr. Martin’s Total Annual Compensation in connection with a Change in Control termination, the base salary used will be that in effect on the date of termination of employment or, if higher, immediately prior to the Change in Control, and the term “prior 12 months” will refer to such period immediately before the date of the Change in Control. The agreement also provides that the severance payments and benefits to which Mr. Martin may be entitled in connection with a Change in Control will be reduced to the amount that does not trigger the excise tax under Section 4999 of the Internal Revenue Code of 1986. No reduction, however, will be made and Mr. Martin will be responsible for all excise and other taxes if his after-tax position with no cutback exceeds his after-tax position with a cutback by more than 5%.

A copy of Mr. Martin’s amended and restated employment agreement is attached to this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01         Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated March 1, 2022, by and among American National Bankshares Inc., American National Bank and Trust Company, and Jeffrey V. Haley.
10.2	Amended and Restated Employment Agreement, dated March 1, 2022, by and among American National Bankshares Inc., American National Bank and Trust Company, and Jeffrey W. Farrar.
10.3	Amended and Restated Employment Agreement, dated March 1, 2022, by and among American National Bankshares Inc., American National Bank and Trust Company, and Edward C. Martin.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American National Bankshares Inc.
(Registrant)

Date: March 7, 2022	By:	/s/ Jeffrey W. Farrar
Jeffrey W. Farrar
Executive Vice President, Chief Operating
Officer and Chief Financial Officer